Subject to Revision

Series Term Sheet Dated September 3, 2002

$246,875,000 Certificates

(Approximate)

Delta Funding Corporation

Seller

Ocwen Federal Bank, FSB

Servicer

Renaissance Mortgage Acceptance Corp. 2002-3

Home Equity Loan Asset-Backed Certificates, Series 2002-3

DISCLAIMER

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

These Computational Materials are provided for information purposes only, and do not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The Computational Materials do not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior computational materials for this transaction.  In addition, the information contained herein may be superseded by information contained in computational materials circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement, the Prospectus Supplement and the Prospectus are referred to herein as the “Prospectus”.

GREENWICH	CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

These Computational Materials are provided for information purposes only, and do not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The Computational Materials do not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior computational materials for this transaction.  In addition, the information contained herein may be superseded by information contained in computational materials circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement, the Prospectus Supplement and the Prospectus are referred to herein as the “Prospectus”.

To 10% Clean-up Call:

Class	Expected Size(1)	Interest Type	Principal Type	Expected WAL (yrs)	Expected Principal Window[2]	Expected Ratings
						S&P	Moody’s	Fitch
A	$205,000,000	Floating	Senior	3.07	10/02 - 08/10	AAA	Aaa	AAA
M-1	$16,875,000	Floating	Mezzanine	5.39	10/05 - 08/10	AA	Aa2	AA
M-2	$15,000,000	Floating	Mezzanine	5.39	10/05 - 08/10	A	A2	A
B	$10,000,000	Floating	Subordinate	5.31	10/05 - 08/10	BBB	Baa2	BBB

To Maturity:

Class	Expected Size(1)	Interest Type	Principal Type	Expected WAL (yrs)	Expected Principal Window[2]	Expected Ratings
						S&P	Moody’s	Fitch
A	$205,000,000	Floating	Senior	3.29	10/02 - 01/20	AAA	Aaa	AAA
M-1	$16,875,000	Floating	Mezzanine	5.91	10/05 - 10/16	AA	Aa2	AA
M-2	$15,000,000	Floating	Mezzanine	5.82	10/05 - 05/15	A	A2	A
B	$10,000,000	Floating	Subordinate	5.45	10/05 - 12/12	BBB	Baa2	BBB

(1)

Size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2)

The estimated Final Maturity Date for all the Certificates is the Distribution Date in [December 2032].

Structure

•

A senior/subordinate structure whereby realized losses on the underlying mortgages will be allocated in the following order of priority; (i) excess interest, (ii) to the overcollateralization amount described herein, (iii) to the Class B Certificates, (iv) to the Class M-2 Certificates and (v) to the Class M-1 Certificates.

•

The Certificates will accrue interest at a variable rate equal to the lesser of (i) One-Month LIBOR plus the related margin and (ii) the Net Rate Cap.

•

A reserve fund, funded by a yield maintenance agreement, will be established to support the Certificates.

•

The Certificates are subject to a 10% Clean-up Call.  After the first distribution date on which the Clean-up Call is exercisable, the margin on the Class A Certificates will increase to 2 times, and the related margins on the Class M-1, M-2 and B Certificates will increase to 1.5 times.

Pricing Speed

Fixed Rate Mortgage Loans

115% of PPC-F (100% PPC-F assumes that prepayments start at 4% CPR in the first month, increase by approximately 1.4545% each month to 20% CPR in month twelve, and remain constant at 20% CPR each month thereafter).

Adjustable Rate Mortgage Loans

100% of PPC-A (100% PPC-A assumes that prepayments start at 4% CPR in the first month, increase by approximately 1.069% each month to 35% CPR in month thirty, and remain constant at 35% CPR each month thereafter).

GREENWICH	CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

These Computational Materials are provided for information purposes only, and do not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The Computational Materials do not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior computational materials for this transaction.  In addition, the information contained herein may be superseded by information contained in computational materials circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement, the Prospectus Supplement and the Prospectus are referred to herein as the “Prospectus”.

SUMMARY OF TERMS

Seller:	Delta Funding Corporation
Depositor:	Renaissance Mortgage Acceptance Corp.
Servicer:	Ocwen Federal Bank, FSB
Underwriter:	Wachovia Securities, Inc.
Co-Manager:	Greenwich Capital Markets, Inc.
Trustee/Custodian:	Wells Fargo Bank Minnesota, National Association.
Rating Agencies:	Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Rating Services (“S&P”) and Fitch Ratings (“Fitch”).
Statistical Calculation Date:	The close of business on July 31, 2002.
Cut-off Date:	The close of business on September 1, 2002, except that the Cut-off Date for any mortgage loan originated after September 1, 2002 will be the date of origination of that mortgage loan.
Closing Date:	On or about September 27, 2002.
Distribution Date:	The 25th day of each month (or the next succeeding business day) commencing on October 25, 2002.
Record Date:	The last business day prior to the applicable Distribution Date.
Certificates Offered:

The “Senior Certificates” will consist of the Class A Certificates.  The “Subordinate Certificates” will consist of the Class M-1, Class M-2 and Class B Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”

Accrued Interest:	The Certificates will settle with no accrued interest.
Interest Accrual Period:

The interest accrual period with respect to the Certificates for a given Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

Federal Tax Status:	It is anticipated that the Certificates will be treated as REMIC regular interests for tax purposes.
Registration:	The Certificates will be available in book-entry form through DTC, and upon request, through Clearstream, Luxembourg and the Euroclear system.
ERISA Eligibility:	The Certificates are expected to be ERISA eligible, provided that certain conditions are satisfied.

GREENWICH	CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

These Computational Materials are provided for information purposes only, and do not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The Computational Materials do not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior computational materials for this transaction.  In addition, the information contained herein may be superseded by information contained in computational materials circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement, the Prospectus Supplement and the Prospectus are referred to herein as the “Prospectus”.

SMMEA Eligibility:	The Certificates will NOT constitute “mortgage related securities” for purposes of SMMEA.
Initial Mortgage Loans:

As of the Statistical Calculation Date, the aggregate principal balance of the mortgage loans described herein was approximately $116,367,236, consisting of approximately (i) $83,005,614 of fixed-rate mortgage loans (the “Initial Fixed-Rate Mortgage Loans”) and (ii) approximately $33,361,622 of adjustable-rate mortgage loans (the “Initial Adjustable-Rate Mortgage Loans” together with the Initial Fixed-Rate Mortgage Loans, the “Initial Mortgage Loans”).  See attached collateral descriptions for more information.

Additional Mortgage Loans:

On or prior to the Closing Date, approximately $83,632,764 of “Additional Mortgage Loans” having similar characteristics to the Initial Mortgage Loans will be added to the trust.  On the Closing Date, the Initial Mortgage Loans and the Additional Mortgage Loans will be the “Closing Date Mortgage Loans.”  The aggregate principal balance of the Closing Date Mortgage Loans will be approximately $200,000,000.

Pre-funding Amount:

On the Closing Date, the Trust will deposit no more than $50,000,000 (the “Pre-funding Amount”) into an account (the “Pre-funding Account”).  Funds on deposit in the Pre-funding Account will be used from time to time to acquire “Subsequent Mortgage Loans” during the Pre-funding Period.  The Subsequent Mortgage Loans together with the Closing Date Mortgage Loans will be the “Mortgage Loans”.  It is expected that the composition and characteristics of the Subsequent Mortgage Loans will be similar to those of the Initial Mortgage Loans in all material respects.

The “Pre-funding Period” commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-funding Account is less than $10,000 and (ii) October 25, 2002.

To the extent that the Trust does not fully use amounts on deposit in the Pre-funding Account to purchase Subsequent Mortgage Loans by October 25, 2002, the Trust will apply the remaining amounts as a prepayment of principal to the certificates on the Distribution Date in November 2002.  Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the certificates from amounts in the Pre-funding Account.

Capitalized Interest Account:	On the Closing Date, the Seller will deposit funds into the “Capitalized Interest Account” to cover interest shortfalls on the certificates during the Pre-funding Period.
Net Mortgage Rate:

The “Net Mortgage Rate” for any Mortgage Loan for any Distribution Date shall be a per annum rate equal to the applicable Mortgage Rate for such Mortgage Loan as of the first day of the month preceding the month in which such Distribution Date occurs minus the Servicing Fee and Trustee Fee.

Net Rate Cap:

As to any Distribution Date, a per annum rate equal to the weighted average Net Mortgage Rate of the Mortgage Loans, the result being adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

GREENWICH	CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

These Computational Materials are provided for information purposes only, and do not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The Computational Materials do not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior computational materials for this transaction.  In addition, the information contained herein may be superseded by information contained in computational materials circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement, the Prospectus Supplement and the Prospectus are referred to herein as the “Prospectus”.

Net Rate Cap Carryover Amount:

If on any Distribution Date the certificate interest rate for any of the Certificates is limited by the Net Rate Cap, the “Net Rate Cap Carryover Amount” for such Class will be equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class at the related certificate interest rate (without giving effect to the Net Rate Cap) over (b) the amount of interest that accrued at the Net Rate Cap of the Mortgage Loans and (ii) any Net Rate Cap Carryover Amount from the prior Distribution Date together with interest thereon at the related certificate rate (without giving effect to the Net Rate Cap).  Any Net Rate Cap Carryover Amount will be paid on such Distribution Date or future Distribution Dates on a subordinated basis from distribution of Excess Interest, to the extent available, as described in “Priority of Distributions.”

Credit Enhancement

Percentages:

Initial Credit	Target Credit Enhancement
Enhancement	After Stepdown Date

Class	Percent	Class	Percent
A	18.00%	A	36.00%
M-1	11.25%	M-1	22.50%
M-2	5.25%	M-2	10.50%
B	1.25%	B	2.50%

Trustee Fee and Reimbursements:

With respect to each Distribution Date, the Trustee will be entitled to a fee equal to 1/12 of 0.02% of the aggregate principal balance of the Mortgage Loans (the “Trustee Fee”), plus any reimbursable amounts.

Servicing Fee and Reimbursements:

With respect to each Distribution Date, the Servicer will be entitled to a fee equal to 1/12 of 0.65% of the aggregate principal balance of the Mortgage Loans (the “Servicing Fee”), plus any reimbursable amounts.

Excess Interest:

For each Distribution Date, the interest collections from the Mortgage Loans minus the sum of (i) the Servicing Fee and Trustee Fee paid in respect of the Mortgage Loans and reimbursements to the Servicer and the Trustee and (ii) the interest paid on the Certificates.

Overcollateralization Amount:

On any Distribution Date, the “Overcollateralization Amount” will be the amount by which the sum of (i) the aggregate principal balance of the Mortgage Loans and (ii) any remaining Pre-funding Amount exceeds the balance of the Certificates (the “Certificate Principal Balance”).  On any Distribution Date on which the Overcollateralization Amount does not equal the Required Overcollateralization Amount, Excess Interest, to the extent available, will be distributed as principal to the Certificateholders to increase the Overcollateralization Amount to the Required Overcollateralization Amount.

On the Closing Date, the Required Overcollateralization Amount will be satisfied.

GREENWICH	CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

These Computational Materials are provided for information purposes only, and do not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The Computational Materials do not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior computational materials for this transaction.  In addition, the information contained herein may be superseded by information contained in computational materials circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement, the Prospectus Supplement and the Prospectus are referred to herein as the “Prospectus”.

Required Overcollateralization Amount:

On any Distribution Date on which a Cumulative Loss Event or a Delinquency Event has not occurred, the Required Overcollateralization Amount is equal to:

(i)

prior to the Stepdown Date, [1.25]% of the sum of the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date and the initial Pre-funding Amount.

(ii)

on or after the Stepdown Date,  the greater of:

(a)

the lesser of:

(x)

[1.25]% of the sum of the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date and the initial Pre-funding Amount; and

(y)

[2.50]% of the current aggregate principal balance of the Mortgage Loans;

(b)

[0.50]% of the sum of the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date and the initial Pre-funding Amount (the “OC Floor”).

On any Distribution Date on which a Delinquency Event or a Cumulative Loss Event has occurred, the Required Overcollateralization Amount is equal to the Required Overcollateralization Amount as of the preceding Distribution Date.

Subordination Required Overcollateralization Amount:

On any Distribution Date on which a Delinquency Event has not occurred, the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount exclusive of the OC Floor calculation, otherwise the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount.

Yield Maintenance Agreement:

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement to make payments in respect of the Net Rate Cap Carryover Amount to the Certificates.  The notional balance of the Yield Maintenance Agreement will be based upon the aggregate principal balance of the Fixed Rate Mortgage Loans amortizing at [115% PPC-F] as described herein.  The strike price on the Yield Maintenance Agreement will be equal to [8.00]%.  The Yield Maintenance Agreement will terminate after the Distribution Date in [August 2010].

Cumulative Loss Event:

A Cumulative Loss Event will have occurred if cumulative net losses (as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date) exceed the applicable percentages below during the related period of time:

Distribution Dates	Percentages
37-48	[2.50]%
49-60	[3.75]%
61-72	[4.40]%
73-84	[4.80]%
85 and Thereafter	[5.00]%

Delinquency Event:	The three-month rolling average of the percentage of Mortgage Loans 60+ days delinquent exceeds [40]% of the percentage equal to the credit enhancement provided to the Senior Certificates.

GREENWICH	CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

These Computational Materials are provided for information purposes only, and do not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The Computational Materials do not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior computational materials for this transaction.  In addition, the information contained herein may be superseded by information contained in computational materials circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement, the Prospectus Supplement and the Prospectus are referred to herein as the “Prospectus”.

Stepdown Date:

The earlier to occur of:

(i)

the Distribution Date on which the principal balance of the Senior Certificates has been reduced to zero and

(ii)

the later to occur of:

(x)

the Distribution Date occurring in October 2005 and

(y)

the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to [36.00]%.

Senior Enhancement Percentage:

As to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is sum of 1) the aggregate class principal balance of the Subordinate Certificates and 2) the Overcollateralization Amount, in each case, on the prior distribution date, and the denominator of which is the aggregate of the principal balances of the Mortgage Loans as of the last day of the prior Due Period.

Subordination Increase Amount:	As to any Distribution Date, the lesser of the Subordination Deficiency and Excess Interest.
Subordination Deficiency:

As to any Distribution Date, the excess, if any, of the Required Overcollateralization Amount over the Overcollateralization Amount after giving effect to the distribution of principal from the Mortgage Loans (but prior to the distribution of any Subordination Increase Amount).

Excess OC Amount:

As to any Distribution Date, the lesser of (i) the principal payments received on the Mortgage Loans and (ii) the excess, if any, of the Overcollateralization Amount over the Required Overcollateralization Amount (assuming 100% of the principal payments received on the Mortgage Loans is distributed to the Certificates).

Priority of Distributions:

Available funds will be distributed in the following order of priority, in each case, to the extent of funds remaining:

1.

To the Servicer, the Servicing Fee;

2.

To the Trustee, the Trustee Fee;

3.

To the Senior Certificates, the related interest due, plus any related interest carryover shortfall;

4.

Sequentially, to the Class M-1, Class M-2 and Class B Certificates, the related interest due;

5.

To the Senior Certificates, principal;

6.

Sequentially, to the Class M-1, Class M-2 and Class B Certificates, the related principal distribution amount due, excluding any Subordination Increase Amounts;

7.

To the Certificates, the related Subordination Increase Amount, distributed as in priorities 5 and 6 above;

8.

Sequentially, to the Class M-1, Class M-2 and Class B Certificates, any interest and principal shortfalls;

9.

Sequentially, to the Class A, Class M-1, Class M-2 and Class B Certificates, the related Net Rate Cap Carryover Amount;

10.

To the Trustee, reimbursement for any expenses incurred as a result of a servicing transfer related to the resignation or termination of the Servicer;

11.

To the residual certificates, any remaining amounts.

Principal Distribution Amount:

As to any Distribution Date, the lesser of: (i) the balance of the Certificates prior to such Distribution Date and (ii) the sum of (a) principal from the Mortgage Loans less any Excess OC Amount and (b) the Subordination Increase Amount.

GREENWICH	CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

These Computational Materials are provided for information purposes only, and do not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The Computational Materials do not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior computational materials for this transaction.  In addition, the information contained herein may be superseded by information contained in computational materials circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement, the Prospectus Supplement and the Prospectus are referred to herein as the “Prospectus”.

Senior Principal Distribution Amount:

As to any Distribution Date prior to the Stepdown Date or during the continuation of a Delinquency Event, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the aggregate principal balance of the Class A Certificates.

As to any other Distribution Date, an amount equal to the excess, if any, of (i) the aggregate principal balance of the Class A Certificates prior to such Distribution Date over (ii) the lesser of (a) [66.50]% of the balance of the Mortgage Loans as of the end of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date and (b) the balance of the Mortgage Loans as of such Distribution Date less the OC Floor.

Class M-1 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the aggregate class principal balance of the Class A Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the aggregate class principal balance of the Class A Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date, and

(ii)

the class principal balance of the Class M-1 Certificates immediately prior to the applicable Distribution Date; over

(a)

the lesser of:

(i)

[80.00]% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the balance of the Mortgage Loans as of the last day of the related due period, minus the OC Floor.

Class M-2 Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the aggregate balance of the Class A Certificates and Class M-1 Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the aggregate class principal balance of the Class A Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date,

(ii)

the class principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, and

(iii)

the class principal balance of the Class M-2 Certificates immediately prior to the applicable Distribution Date; over

(a)

the lesser of:

(i)

[92.00]% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

Class B Principal Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the aggregate class principal balance of the Class A, Class M-1 and Class M-2 Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the aggregate class principal balance of the Class A Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date,

(ii)

the class principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the class principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, and

(iv)

the class principal balance of the Class B Certificates immediately prior to the applicable Distribution Date; over

(b)

the lesser of:

(i)

100.00% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

GREENWICH	CAPITAL

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final Prospectus relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement and prospectus relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication.  Once available, a final prospectus supplement and prospectus may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

GREENWICH	CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets,

Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

TOTAL INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

Summary Statistics

Number of Mortgage Loans	1,128
Statistical Calculation Date Principal Balance	$116,367,236.15
Minimum	$24,728.29
Maximum	$521,000.00
Average	$103,162.44
CLTV Ratio
Minimum	17.14%
Maximum	100.00%
Weighted Average	75.33%
Mortgage Rate
Minimum	6.390%
Maximum	14.465%
Weighted Average	9.700%
Remaining Term
Minimum	60 Months
Maximum	360 Months
Weighted Average	323 Months
FICO Score
Minimum	488
Maximum	802
Weighted Average	604
Product Type
Fully Amortizing Fixed Rate Mortgage Loans	71.33%
Fully Amortizing Adjustable Rate Mortgage Loans	28.67%
Lien Position
First	95.40%
Second	4.60%
Property Type
Single Family	73.23%
2 to 4 Family	18.68%
Condominium	2.35%
Mixed Use	2.11%
5 to 8 Family	1.82%
Mobile Home	1.82%
Occupancy Status
Owner Occupied	90.86%
Non-Owner Occupied	9.14%
Geographic Concentration (> 5.00%)
New York	28.26%
New Jersey	9.41%
Illinois	9.36%
Pennsylvania	8.09%
Ohio	7.45%
Number of States	34
Largest Zip Code Concentration (11216)	0.91%
% of Loans with Prepayment Penalties	81.52%

GREENWICH	CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets,

Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

TOTAL INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

		Aggregate	Percent of
	Number of	Principal Balance	Aggregate
Mortgage Rate (%)	Mortgage Loans	Outstanding	Principal Balance
6.001 to 6.500	1	$98,000.00	0.08%
6.501 to 7.000	23	4,251,111.65	3.65
7.001 to 7.500	23	3,089,448.53	2.65
7.501 to 8.000	55	8,701,942.14	7.48
8.001 to 8.500	58	6,993,476.35	6.01
8.501 to 9.000	150	17,075,908.47	14.67
9.001 to 9.500	122	14,067,709.58	12.09
9.501 to 10.000	174	18,424,770.05	15.83
10.001 to 10.500	107	10,633,391.65	9.14
10.501 to 11.000	147	13,169,853.94	11.32
11.001 to 11.500	86	7,267,454.66	6.25
11.501 to 12.000	77	6,422,236.14	5.52
12.001 to 12.500	38	2,712,829.01	2.33
12.501 to 13.000	27	1,445,653.43	1.24
13.001 to 13.500	18	1,016,030.69	0.87
13.501 to 14.000	16	784,625.00	0.67
14.001 to 14.500	6	212,794.86	0.18
Total	1,128	$116,367,236.15	100.00%

		Aggregate	Percent of
	Number of	Principal Balance	Aggregate
Combined LTV Ratio (%)	Mortgage Loans	Outstanding	Principal Balance
15.01 to 20.00	2	$54,927.55	0.05%
25.01 to 30.00	13	569,980.55	0.49
30.01 to 35.00	13	1,033,236.58	0.89
35.01 to 40.00	19	1,210,335.39	1.04
40.01 to 45.00	23	1,790,659.82	1.54
45.01 to 50.00	28	2,156,818.63	1.85
50.01 to 55.00	36	4,245,045.23	3.65
55.01 to 60.00	61	5,651,869.68	4.86
60.01 to 65.00	81	8,571,424.98	7.37
65.01 to 70.00	111	10,501,277.08	9.02
70.01 to 75.00	171	17,107,176.77	14.70
75.01 to 80.00	232	23,978,603.76	20.61
80.01 to 85.00	153	16,987,433.26	14.60
85.01 to 90.00	156	18,399,784.50	15.81
90.01 to 95.00	17	2,343,750.00	2.01
95.01 to 100.00	12	1,764,912.37	1.52
Total	1,128	$116,367,236.15	100.00%

GREENWICH	CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets,

Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

TOTAL INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

		Aggregate	Percent of
Statistical Calculation	Number of	Principal Balance	Aggregate
Date Principal Balance ($)	Mortgage Loans	Outstanding	Principal Balance
0.01 to 25,000.00	26	$649,525.04	0.56%
25,000.01 to 50,000.00	272	10,559,167.43	9.07
50,000.01 to 75,000.00	232	14,467,839.79	12.43
75,000.01 to 100,000.00	164	14,405,730.11	12.38
100,000.01 to 125,000.00	105	11,744,040.11	10.09
125,000.01 to 150,000.00	97	13,458,648.77	11.57
150,000.01 to 175,000.00	57	9,222,517.84	7.93
175,000.01 to 200,000.00	54	10,114,698.27	8.69
200,000.01 to 225,000.00	42	9,002,527.11	7.74
225,000.01 to 250,000.00	24	5,731,045.34	4.92
250,000.01 to 275,000.00	14	3,658,188.32	3.14
275,000.01 to 300,000.00	21	6,046,268.93	5.20
300,000.01 to 325,000.00	6	1,885,600.00	1.62
325,000.01 to 350,000.00	4	1,323,026.28	1.14
350,000.01 to 375,000.00	4	1,460,548.98	1.26
375,000.01 to 400,000.00	3	1,167,200.00	1.00
425,000.01 to 450,000.00	1	450,000.00	0.39
475,000.01 to 500,000.00	1	499,663.83	0.43
500,000.01 to 525,000.00	1	521,000.00	0.45
Total	1,128	$116,367,236.15	100.00%

		Aggregate	Percent of
	Number of	Principal Balance	Aggregate
Prepayment Penalty Period (Months)	Mortgage Loans	Outstanding	Principal Balance
No Prepayment Penalty	255	$21,500,503.96	18.48%
12	191	30,561,302.68	26.26
24	34	4,690,063.34	4.03
30	5	479,850.00	0.41
36	640	59,015,906.29	50.72
60	3	119,609.88	0.10
Total	1,128	$116,367,236.15	100.00%

GREENWICH	CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets,

Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

TOTAL INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

		Aggregate	Percent of
	Number of	Principal Balance	Aggregate
Original Term to Maturity (Months)	Mortgage Loans	Outstanding	Principal Balance
49 to 72	6	$356,272.34	0.31%
73 to 96	14	841,207.07	0.72
97 to 120	37	2,108,771.90	1.81
121 to 144	19	1,756,397.50	1.51
145 to 168	17	1,317,996.91	1.13
169 to 192	142	10,051,273.42	8.64
193 to 216	9	664,541.57	0.57
217 to 240	54	5,937,255.41	5.10
241 to 264	6	597,350.00	0.51
265 to 288	3	207,300.00	0.18
289 to 312	18	1,818,827.70	1.56
313 to 336	7	805,500.00	0.69
337 to 360	796	89,904,542.33	77.26
Total	1,128	$116,367,236.15	100.00%

		Aggregate	Percent of
	Number of	Principal Balance	Aggregate
Remaining Term to Maturity (Months)	Mortgage Loans	Outstanding	Principal Balance
49 to 72	6	$356,272.34	0.31%
73 to 96	14	841,207.07	0.72
97 to 120	37	2,108,771.90	1.81
121 to 144	19	1,756,397.50	1.51
145 to 168	17	1,317,996.91	1.13
169 to 192	142	10,051,273.42	8.64
193 to 216	9	664,541.57	0.57
217 to 240	54	5,937,255.41	5.10
241 to 264	6	597,350.00	0.51
265 to 288	3	207,300.00	0.18
289 to 312	18	1,818,827.70	1.56
313 to 336	7	805,500.00	0.69
337 to 360	796	89,904,542.33	77.26
Total	1,128	$116,367,236.15	100.00%

GREENWICH	CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets,

Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

TOTAL INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

		Aggregate	Percent of
	Number of	Principal Balance	Aggregate
Occupancy Status	Mortgage Loans	Outstanding	Principal Balance
Owner Occupied	1,019	$105,735,656.56	90.86%
Non-Owner Occupied	109	$10,631,579.59	9.14
Total	1,128	$116,367,236.15	100.00%

		Aggregate	Percent of
	Number of	Principal Balance	Aggregate
Credit Grade	Mortgage Loans	Outstanding	Principal Balance
A	882	$95,356,193.07	81.94%
B	115	10,307,186.88	8.86
C	86	7,263,025.29	6.24
D	45	3,440,830.91	2.96
Total	1,128	$116,367,236.15	100.00%

		Aggregate	Percent of
	Number of	Principal Balance	Aggregate
FICO Score	Mortgage Loans	Outstanding	Principal Balance
Not Available	1	$60,000.00	0.05%
476 to 500	32	2,812,609.31	2.42
501 to 525	93	9,009,451.85	7.74
526 to 550	155	16,347,085.67	14.05
551 to 575	172	15,903,589.08	13.67
576 to 600	173	17,372,268.89	14.93
601 to 625	161	14,906,483.67	12.81
626 to 650	110	12,006,606.76	10.32
651 to 675	90	10,396,372.03	8.93
676 to 700	55	6,251,975.07	5.37
701 to 725	48	5,930,841.07	5.10
726 to 750	20	2,853,350.00	2.45
751 to 775	10	1,464,408.74	1.26
776 to 800	7	872,194.01	0.75
801 to 825	1	180,000.00	0.15
Total	1,128	$116,367,236.15	100.00%

GREENWICH	CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets,

Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

TOTAL INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

		Aggregate	Percent of
	Number of	Principal Balance	Aggregate
Documentation Type	Mortgage Loans	Outstanding	Principal Balance
Full	894	$89,559,075.92	76.96%
Alt	120	14,726,351.90	12.66
Limited	72	7,519,065.21	6.46
Stated Income	42	4,562,743.12	3.92
Total	1,128	$116,367,236.15	100.00%

		Aggregate	Percent of
	Number of	Principal Balance	Aggregate
Property Type	Mortgage Loans	Outstanding	Principal Balance
Single Family	885	$85,215,753.30	73.23%
2 to 4 Family	152	21,732,954.43	18.68
Condominium	23	2,734,692.67	2.35
Mixed Use	19	2,452,959.01	2.11
5 to 8 Family	13	2,116,173.72	1.82
Mobile Home	36	2,114,703.02	1.82
Total	1,128	$116,367,236.15	100.00%

		Aggregate	Percent of
	Number of	Principal Balance	Aggregate
Loan Purpose	Mortgage Loans	Outstanding	Principal Balance
Cash-out Refinance	562	$57,549,438.28	49.46%
Debt Consolidation	366	38,018,462.04	32.67
Rate/Term Refinance	109	12,030,287.63	10.34
Purchase	91	8,769,048.20	7.54
Total	1,128	$116,367,236.15	100.00%

GREENWICH	CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets,

Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

TOTAL INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

		Aggregate	Percent of
	Number of	Principal Balance	Aggregate
Geographic Location	Mortgage Loans	Outstanding	Principal Balance
New York	202	$32,883,430.86	28.26%
New Jersey	78	10,954,183.41	9.41
Illinois	84	10,890,650.90	9.36
Pennsylvania	143	9,415,746.82	8.09
Ohio	119	8,668,549.90	7.45
North Carolina	71	5,773,595.07	4.96
Florida	68	5,241,660.99	4.50
Massachusetts	30	4,280,812.18	3.68
Virginia	42	3,798,231.12	3.26
Michigan	42	3,637,127.84	3.13
Connecticut	31	3,217,976.41	2.77
Tennessee	29	2,704,861.57	2.32
Georgia	38	2,625,517.38	2.26
Maryland	24	2,294,352.23	1.97
Minnesota	20	2,098,110.17	1.80
South Carolina	19	1,623,735.79	1.40
Missouri	18	1,316,171.55	1.13
Louisiana	15	897,732.84	0.77
Rhode Island	10	887,550.00	0.76
Indiana	7	482,029.01	0.41
Delaware	5	466,120.00	0.40
Wisconsin	3	294,350.00	0.25
Arkansas	7	262,730.98	0.23
Kentucky	4	227,267.52	0.20
New Hampshire	2	224,500.00	0.19
West Virginia	4	207,240.00	0.18
Colorado	1	176,000.00	0.15
Mississippi	3	177,900.00	0.15
Oklahoma	3	165,125.00	0.14
Vermont	1	143,500.00	0.12
Maine	2	99,007.19	0.09
Oregon	1	105,000.00	0.09
Arizona	1	74,000.00	0.06
California	1	52,469.42	0.05
Total	1,128	$116,367,236.15	100.00%

GREENWICH	CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets,

Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

FIXED RATE INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

Summary Statistics

Number of Mortgage Loans	816
Statistical Calculation Date Principal Balance	$83,005,613.94
Minimum	$24,728.29
Maximum	$521,000.00
Average	$101,722.57
CLTV Ratio
Minimum	17.14%
Maximum	100.00%
Weighted Average	74.21%
Mortgage Rate
Minimum	6.690%
Maximum	14.465%
Weighted Average	9.710%
Remaining Term
Minimum	60 Months
Maximum	360 Months
Weighted Average	309 Months
FICO Score
Minimum	488
Maximum	802
Weighted Average	613
Product Type
Fully Amortizing Fixed Rate Mortgage Loans	100.00%
Lien Position
First	93.55%
Second	6.45%
Property Type
Single Family	69.49%
2 to 4 Family	20.90%
Mixed Use	2.96%
5 to 8 Family	2.55%
Mobile Home	2.55%
Condominium	1.56%
Occupancy Status
Owner Occupied	89.95%
Non-Owner Occupied	10.05%
Geographic Concentration (> 5.00%)
New York	38.53%
Illinois	8.89%
New Jersey	8.42%
Pennsylvania	7.30%
North Carolina	6.96%
Ohio	5.72%
Number of States	32
Largest Zip Code Concentration (11216)	1.27%
% of Loans with Prepayment Penalties	74.66%

GREENWICH	CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets,

Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

FIXED RATE INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

	Number of	Fixed Rate	Percent of
	Fixed Rate	Principal Balance	Aggregate Fixed Rate
Mortgage Rate (%)	Mortgage Loans	Outstanding	Principal Balance
6.501 to 7.000	21	$4,081,511.65	4.92%
7.001 to 7.500	19	2,590,648.53	3.12
7.501 to 8.000	44	6,850,892.14	8.25
8.001 to 8.500	38	4,027,453.86	4.85
8.501 to 9.000	97	11,132,463.06	13.41
9.001 to 9.500	76	9,195,395.25	11.08
9.501 to 10.000	123	12,166,170.30	14.66
10.001 to 10.500	71	6,867,756.45	8.27
10.501 to 11.000	125	10,896,458.38	13.13
11.001 to 11.500	67	5,603,215.86	6.75
11.501 to 12.000	57	4,886,503.83	5.89
12.001 to 12.500	30	2,228,754.01	2.69
12.501 to 13.000	22	1,157,903.43	1.39
13.001 to 13.500	14	754,637.19	0.91
13.501 to 14.000	9	473,850.00	0.57
14.001 to 14.500	3	92,000.00	0.11
Total	816	$83,005,613.94	100.00%

	Number of	Fixed Rate	Percent of
	Fixed Rate	Principal Balance	Aggregate Fixed Rate
Combined LTV Ratio (%)	Mortgage Loans	Outstanding	Principal Balance
15.01 to 20.00	2	$54,927.55	0.07%
25.01 to 30.00	10	434,980.55	0.52
30.01 to 35.00	11	874,254.27	1.05
35.01 to 40.00	15	1,063,553.33	1.28
40.01 to 45.00	16	1,459,659.82	1.76
45.01 to 50.00	21	1,784,568.63	2.15
50.01 to 55.00	27	3,297,545.23	3.97
55.01 to 60.00	47	4,394,174.82	5.29
60.01 to 65.00	65	7,376,989.98	8.89
65.01 to 70.00	77	7,669,656.11	9.24
70.01 to 75.00	125	12,462,352.41	15.01
75.01 to 80.00	165	16,273,560.05	19.61
80.01 to 85.00	108	11,073,293.77	13.34
85.01 to 90.00	108	12,043,822.42	14.51
90.01 to 95.00	11	1,488,275.00	1.79
95.01 to 100.00	8	1,254,000.00	1.51
Total	816	$83,005,613.94	100.00%

GREENWICH	CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets,

Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

FIXED RATE INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

	Number of	Fixed Rate	Percent of
Statistical Calculation	Fixed Rate	Principal Balance	Aggregate Fixed Rate
Date Principal Balance ($)	Mortgage Loans	Outstanding	Principal Balance
0.01 to 25,000.00	24	$599,525.04	0.72%
25,000.01 to 50,000.00	210	8,146,834.30	9.81
50,000.01 to 75,000.00	173	10,839,516.51	13.06
75,000.01 to 100,000.00	106	9,231,822.39	11.12
100,000.01 to 125,000.00	63	7,113,770.00	8.57
125,000.01 to 150,000.00	70	9,792,557.88	11.80
150,000.01 to 175,000.00	41	6,670,086.04	8.04
175,000.01 to 200,000.00	40	7,542,378.71	9.09
200,000.01 to 225,000.00	36	7,705,401.14	9.28
225,000.01 to 250,000.00	18	4,284,445.34	5.16
250,000.01 to 275,000.00	9	2,360,874.52	2.84
275,000.01 to 300,000.00	14	4,038,462.98	4.87
300,000.01 to 325,000.00	2	626,000.00	0.75
325,000.01 to 350,000.00	1	329,526.28	0.40
350,000.01 to 375,000.00	3	1,086,548.98	1.31
375,000.01 to 400,000.00	3	1,167,200.00	1.41
425,000.01 to 450,000.00	1	450,000.00	0.54
475,000.01 to 500,000.00	1	499,663.83	0.60
500,000.01 to 525,000.00	1	521,000.00	0.63
Total	816	$83,005,613.94	100.00%

	Number of	Fixed Rate	Percent of
	Fixed Rate	Principal Balance	Aggregate Fixed Rate
Prepayment Penalty Period (Months)	Mortgage Loans	Outstanding	Principal Balance
No Prepayment Penalty	251	$21,030,588.01	25.34%
12	190	30,238,302.68	36.43
24	1	172,500.00	0.21
30	5	479,850.00	0.58
36	366	30,964,763.37	37.30
60	3	119,609.88	0.14
Total	816	$83,005,613.94	100.00%

GREENWICH	CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets,

Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

FIXED RATE INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

	Number of	Fixed Rate	Percent of
	Fixed Rate	Principal Balance	Aggregate Fixed Rate
Original Term to Maturity (Months)	Mortgage Loans	Outstanding	Principal Balance
49 to 72	6	$356,272.34	0.43%
73 to 96	14	841,207.07	1.01
97 to 120	37	2,108,771.90	2.54
121 to 144	19	1,756,397.50	2.12
145 to 168	17	1,317,996.91	1.59
169 to 192	136	9,506,478.19	11.45
193 to 216	9	664,541.57	0.80
217 to 240	54	5,937,255.41	7.15
241 to 264	6	597,350.00	0.72
265 to 288	3	207,300.00	0.25
289 to 312	17	1,708,827.70	2.06
313 to 336	7	805,500.00	0.97
337 to 360	491	57,197,715.35	68.91
Total	816	$83,005,613.94	100.00%

	Number of	Fixed Rate	Percent of
	Fixed Rate	Principal Balance	Aggregate Fixed Rate
Remaining Term to Maturity (Months)	Mortgage Loans	Outstanding	Principal Balance
49 to 72	6	$356,272.34	0.43%
73 to 96	14	841,207.07	1.01
97 to 120	37	2,108,771.90	2.54
121 to 144	19	1,756,397.50	2.12
145 to 168	17	1,317,996.91	1.59
169 to 192	136	9,506,478.19	11.45
193 to 216	9	664,541.57	0.80
217 to 240	54	5,937,255.41	7.15
241 to 264	6	597,350.00	0.72
265 to 288	3	207,300.00	0.25
289 to 312	17	1,708,827.70	2.06
313 to 336	7	805,500.00	0.97
337 to 360	491	57,197,715.35	68.91
Total	816	$83,005,613.94	100.00%

GREENWICH	CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets,

Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

FIXED RATE INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

	Number of	Fixed Rate	Percent of
	Fixed Rate	Principal Balance	Aggregate Fixed Rate
Occupancy Status	Mortgage Loans	Outstanding	Principal Balance
Owner Occupied	735	$74,663,823.80	89.95%
Non-Owner Occupied	81	$8,341,790.14	10.05
Total	816	$83,005,613.94	100.00%

	Number of	Fixed Rate	Percent of
	Fixed Rate	Principal Balance	Aggregate Fixed Rate
Credit Grade	Mortgage Loans	Outstanding	Principal Balance
A	665	$70,485,556.88	84.92%
B	79	6,556,231.72	7.90
C	44	3,720,521.60	4.48
D	28	2,243,303.74	2.70
Total	816	$83,005,613.94	100.00%

	Number of	Fixed Rate	Percent of
	Fixed Rate	Principal Balance	Aggregate Fixed Rate
FICO Score	Mortgage Loans	Outstanding	Principal Balance
476 to 500	20	$2,000,109.31	2.41%
501 to 525	49	4,606,522.04	5.55
526 to 550	92	9,856,740.24	11.87
551 to 575	117	10,344,719.22	12.46
576 to 600	122	11,306,745.52	13.62
601 to 625	132	11,746,604.71	14.15
626 to 650	84	8,942,681.98	10.77
651 to 675	74	8,313,672.03	10.02
676 to 700	50	5,888,925.07	7.09
701 to 725	41	4,993,941.07	6.02
726 to 750	20	2,853,350.00	3.44
751 to 775	8	1,284,408.74	1.55
776 to 800	6	687,194.01	0.83
801 to 825	1	180,000.00	0.22
Total	816	$83,005,613.94	100.00%

GREENWICH	CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets,

Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

FIXED RATE INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

	Number of	Fixed Rate	Percent of
	Fixed Rate	Principal Balance	Aggregate Fixed Rate
Documentation Type	Mortgage Loans	Outstanding	Principal Balance
Full	649	$63,747,691.70	76.80%
Alt	91	11,429,483.44	13.77
Limited	48	5,223,615.68	6.29
Stated Income	28	2,604,823.12	3.14
Total	816	$83,005,613.94	100.00%

	Number of	Fixed Rate	Percent of
	Fixed Rate	Principal Balance	Aggregate Fixed Rate
Property Type	Mortgage Loans	Outstanding	Principal Balance
Single Family	616	$57,680,462.93	69.49%
2 to 4 Family	118	17,345,107.59	20.90
Mixed Use	19	2,452,959.01	2.96
5 to 8 Family	13	2,116,173.72	2.55
Mobile Home	36	2,114,703.02	2.55
Condominium	14	1,296,207.67	1.56
Total	816	$83,005,613.94	100.00%

	Number of	Fixed Rate	Percent of
	Fixed Rate	Principal Balance	Aggregate Fixed Rate
Loan Purpose	Mortgage Loans	Outstanding	Principal Balance
Cash-out Refinance	418	$43,291,124.51	52.15%
Debt Consolidation	267	26,518,027.21	31.95
Rate/Term Refinance	76	8,110,680.40	9.77
Purchase	55	5,085,781.82	6.13
Total	816	$83,005,613.94	100.00%

GREENWICH	CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets,

Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

FIXED RATE INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

	Number of	Fixed Rate	Percent of
	Fixed Rate	Principal Balance	Aggregate Fixed Rate
Geographic Location	Mortgage Loans	Outstanding	Principal Balance
New York	197	$31,982,334.91	38.53%
Illinois	60	7,382,681.47	8.89
New Jersey	51	6,990,013.85	8.42
Pennsylvania	105	6,056,166.62	7.30
North Carolina	71	5,773,595.07	6.96
Ohio	65	4,745,969.58	5.72
Florida	46	3,173,893.23	3.82
Connecticut	21	2,299,244.10	2.77
Massachusetts	18	1,894,762.18	2.28
South Carolina	18	1,523,735.79	1.84
Georgia	25	1,449,517.38	1.75
Virginia	22	1,432,629.23	1.73
Tennessee	17	1,410,786.57	1.70
Michigan	18	1,095,810.86	1.32
Missouri	16	1,082,171.55	1.30
Minnesota	11	980,510.17	1.18
Maryland	13	961,513.43	1.16
Louisiana	12	690,282.84	0.83
Rhode Island	7	543,950.00	0.66
Arkansas	6	227,730.98	0.27
Delaware	2	204,500.00	0.25
Colorado	1	176,000.00	0.21
Mississippi	3	177,900.00	0.21
New Hampshire	1	140,000.00	0.17
Kentucky	2	129,067.52	0.16
Wisconsin	1	87,750.00	0.11
Indiana	1	79,800.00	0.10
Arizona	1	74,000.00	0.09
Oklahoma	1	68,000.00	0.08
Maine	1	57,187.19	0.07
West Virginia	2	61,640.00	0.07
California	1	52,469.42	0.06
Total	816	$83,005,613.94	100.00%

GREENWICH	CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets,

Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

ADJUSTABLE RATE INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

Summary Statistics

Number of Mortgage Loans	312
Statistical Calculation Date Principal Balance	$33,361,622.21
Minimum	$25,000.00
Maximum	$374,000.00
Average	$106,928.28
CLTV Ratio
Minimum	27.03%
Maximum	100.00%
Weighted Average	78.09%
Mortgage Rate
Minimum	6.390%
Maximum	14.340%
Weighted Average	9.674%
Remaining Term
Minimum	179 Months
Maximum	360 Months
Weighted Average	357 Months
FICO Score
Minimum	489
Maximum	783
Weighted Average	580
Product Type
Fully Amortizing Adjustable Rate Mortgage Loans	100.00%
Lien Position
First	100.00%
Property Type
Single Family	82.54%
2 to 4 Family	13.15%
Condominium	4.31%
5 to 8 Family	0.00%
Mixed Use	0.00%
Mobile Home	0.00%
Occupancy Status
Owner Occupied	93.14%
Non-Owner Occupied	6.86%
Geographic Concentration (> 5.00%)
New Jersey	11.88%
Ohio	11.76%
Illinois	10.51%
Pennsylvania	10.07%
Michigan	7.62%
Massachusetts	7.15%
Virginia	7.09%
Florida	6.20%
Number of States	29
Largest Zip Code Concentration (60047)	2.02%
% of Loans with Prepayment Penalties	98.59%

GREENWICH	CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets,

Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

ADJUSTABLE RATE INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

Summary of Adjustable Rate Statistics

Product Type
2/28 Mortgage	14.11%
3/27 Mortgage	85.89%
Index Type
Six-Month LIBOR	100.00%
Minimum Mortgage Rate
Minimum	6.390%
Maximum	14.340%
Weighted Average	9.674%
Maximum Mortgage Rate
Minimum	13.390%
Maximum	21.340%
Weighted Average	16.674%
Initial Rate Cap
Minimum	3.000%
Maximum	3.000%
Weighted Average	3.000%
Periodic Rate Cap
Minimum	1.000%
Maximum	1.000%
Weighted Average	1.000%
Gross Margin
Minimum	4.840%
Maximum	12.040%
Weighted Average	7.915%
Months to Next Adjustment Date
Minimum	23 Months
Maximum	36 Months
Weighted Average	34 Months

GREENWICH	CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets,

Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

ADJUSTABLE RATE INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
Mortgage Rate (%)	Mortgage Loans	Outstanding	Principal Balance
6.001 to 6.500	1	$98,000.00	0.29%
6.501 to 7.000	2	169,600.00	0.51
7.001 to 7.500	4	498,800.00	1.50
7.501 to 8.000	11	1,851,050.00	5.55
8.001 to 8.500	20	2,966,022.49	8.89
8.501 to 9.000	53	5,943,445.41	17.82
9.001 to 9.500	46	4,872,314.33	14.60
9.501 to 10.000	51	6,258,599.75	18.76
10.001 to 10.500	36	3,765,635.20	11.29
10.501 to 11.000	22	2,273,395.56	6.81
11.001 to 11.500	19	1,664,238.80	4.99
11.501 to 12.000	20	1,535,732.31	4.60
12.001 to 12.500	8	484,075.00	1.45
12.501 to 13.000	5	287,750.00	0.86
13.001 to 13.500	4	261,393.50	0.78
13.501 to 14.000	7	310,775.00	0.93
14.001 to 14.500	3	120,794.86	0.36
Total	312	$33,361,622.21	100.00%

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
Combined LTV Ratio (%)	Mortgage Loans	Outstanding	Principal Balance
25.01 to 30.00	3	$135,000.00	0.40%
30.01 to 35.00	2	158,982.31	0.48
35.01 to 40.00	4	146,782.06	0.44
40.01 to 45.00	7	331,000.00	0.99
45.01 to 50.00	7	372,250.00	1.12
50.01 to 55.00	9	947,500.00	2.84
55.01 to 60.00	14	1,257,694.86	3.77
60.01 to 65.00	16	1,194,435.00	3.58
65.01 to 70.00	34	2,831,620.97	8.49
70.01 to 75.00	46	4,644,824.36	13.92
75.01 to 80.00	67	7,705,043.71	23.10
80.01 to 85.00	45	5,914,139.49	17.73
85.01 to 90.00	48	6,355,962.08	19.05
90.01 to 95.00	6	855,475.00	2.56
95.01 to 100.00	4	510,912.37	1.53
Total	312	$33,361,622.21	100.00%

GREENWICH	CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets,

Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

ADJUSTABLE RATE INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

	Number of	Adjustable Rate	Percent of Aggregate
Statistical Calculation	Adjustable Rate	Principal Balance	Adjustable Rate
Date Principal Balance ($)	Mortgage Loans	Outstanding	Principal Balance
0.01 to 25,000.00	2	$50,000.00	0.15%
25,000.01 to 50,000.00	62	2,412,333.13	7.23
50,000.01 to 75,000.00	59	3,628,323.28	10.88
75,000.01 to 100,000.00	58	5,173,907.72	15.51
100,000.01 to 125,000.00	42	4,630,270.11	13.88
125,000.01 to 150,000.00	27	3,666,090.89	10.99
150,000.01 to 175,000.00	16	2,552,431.80	7.65
175,000.01 to 200,000.00	14	2,572,319.56	7.71
200,000.01 to 225,000.00	6	1,297,125.97	3.89
225,000.01 to 250,000.00	6	1,446,600.00	4.34
250,000.01 to 275,000.00	5	1,297,313.80	3.89
275,000.01 to 300,000.00	7	2,007,805.95	6.02
300,000.01 to 325,000.00	4	1,259,600.00	3.78
325,000.01 to 350,000.00	3	993,500.00	2.98
350,000.01 to 375,000.00	1	374,000.00	1.12
Total	312	$33,361,622.21	100.00%

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
Prepayment Penalty Period (Months)	Mortgage Loans	Outstanding	Principal Balance
No Prepayment Penalty	4	$469,915.95	1.41%
12	1	323,000.00	0.97
24	33	4,517,563.34	13.54
36	274	28,051,142.92	84.08
Total	312	$33,361,622.21	100.00%

GREENWICH	CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets,

Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

ADJUSTABLE RATE INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
Original Term to Maturity (Months)	Mortgage Loans	Outstanding	Principal Balance
169 to 192	6	$544,795.23	1.63%
289 to 312	1	110,000.00	0.33
337 to 360	305	32,706,826.98	98.04
Total	312	$33,361,622.21	100.00%

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
Remaining Term to Maturity (Months)	Mortgage Loans	Outstanding	Principal Balance
169 to 192	6	$544,795.23	1.63%
289 to 312	1	110,000.00	0.33
337 to 360	305	32,706,826.98	98.04
Total	312	$33,361,622.21	100.00%

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
Occupancy Status	Mortgage Loans	Outstanding	Principal Balance
Owner Occupied	284	$31,071,832.76	93.14%
Non-Owner Occupied	28	$2,289,789.45	6.86
Total	312	$33,361,622.21	100.00%

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
Credit Grade	Mortgage Loans	Outstanding	Principal Balance
A	217	$24,870,636.19	74.55%
B	36	3,750,955.16	11.24
C	42	3,542,503.69	10.62
D	17	1,197,527.17	3.59
Total	312	$33,361,622.21	100.00%

GREENWICH	CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets,

Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

ADJUSTABLE RATE INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
FICO Score	Mortgage Loans	Outstanding	Principal Balance
Not Available	1	$60,000.00	0.18%
476 to 500	12	812,500.00	2.44
501 to 525	44	4,402,929.81	13.20
526 to 550	63	6,490,345.43	19.45
551 to 575	55	5,558,869.86	16.66
576 to 600	51	6,065,523.37	18.18
601 to 625	29	3,159,878.96	9.47
626 to 650	26	3,063,924.78	9.18
651 to 675	16	2,082,700.00	6.24
676 to 700	5	363,050.00	1.09
701 to 725	7	936,900.00	2.81
751 to 775	2	180,000.00	0.54
776 to 800	1	185,000.00	0.55
Total	312	$33,361,622.21	100.00%

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
Documentation Type	Mortgage Loans	Outstanding	Principal Balance
Full	245	$25,811,384.22	77.37%
Alt	29	3,296,868.46	9.88
Limited	24	2,295,449.53	6.88
Stated Income	14	1,957,920.00	5.87
Total	312	$33,361,622.21	100.00%

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
Property Type	Mortgage Loans	Outstanding	Principal Balance
Single Family	269	$27,535,290.37	82.54%
2 to 4 Family	34	4,387,846.84	13.15
Condominium	9	1,438,485.00	4.31
Total	312	$33,361,622.21	100.00%

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
Loan Purpose	Mortgage Loans	Outstanding	Principal Balance
Cash-out Refinance	144	$14,258,313.77	42.74%
Debt Consolidation	99	11,500,434.83	34.47
Rate/Term Refinance	33	3,919,607.23	11.75
Purchase	36	3,683,266.38	11.04
Total	312	$33,361,622.21	100.00%

GREENWICH	CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets,

Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

ADJUSTABLE RATE INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
Geographic Location	Mortgage Loans	Outstanding	Principal Balance
New Jersey	27	$3,964,169.56	11.88%
Ohio	54	3,922,580.32	11.76
Illinois	24	3,507,969.43	10.51
Pennsylvania	38	3,359,580.20	10.07
Michigan	24	2,541,316.98	7.62
Massachusetts	12	2,386,050.00	7.15
Virginia	20	2,365,601.89	7.09
Florida	22	2,067,767.76	6.20
Maryland	11	1,332,838.80	4.00
Tennessee	12	1,294,075.00	3.88
Georgia	13	1,176,000.00	3.53
Minnesota	9	1,117,600.00	3.35
Connecticut	10	918,732.31	2.75
New York	5	901,095.95	2.70
Indiana	6	402,229.01	1.21
Rhode Island	3	343,600.00	1.03
Delaware	3	261,620.00	0.78
Missouri	2	234,000.00	0.70
Louisiana	3	207,450.00	0.62
Wisconsin	2	206,600.00	0.62
West Virginia	2	145,600.00	0.44
Vermont	1	143,500.00	0.43
Oregon	1	105,000.00	0.31
South Carolina	1	100,000.00	0.30
Kentucky	2	98,200.00	0.29
Oklahoma	2	97,125.00	0.29
New Hampshire	1	84,500.00	0.25
Maine	1	41,820.00	0.13
Arkansas	1	35,000.00	0.10
Total	312	$33,361,622.21	100.00%

GREENWICH	CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets,

Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

ADJUSTABLE RATE INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
Minimum Mortgage Rate (%)	Mortgage Loans	Outstanding	Principal Balance
6.001 to 6.500	1	$98,000.00	0.29%
6.501 to 7.000	2	169,600.00	0.51
7.001 to 7.500	4	498,800.00	1.50
7.501 to 8.000	11	1,851,050.00	5.55
8.001 to 8.500	20	2,966,022.49	8.89
8.501 to 9.000	53	5,943,445.41	17.82
9.001 to 9.500	46	4,872,314.33	14.60
9.501 to 10.000	51	6,258,599.75	18.76
10.001 to 10.500	36	3,765,635.20	11.29
10.501 to 11.000	22	2,273,395.56	6.81
11.001 to 11.500	19	1,664,238.80	4.99
11.501 to 12.000	20	1,535,732.31	4.60
12.001 to 12.500	8	484,075.00	1.45
12.501 to 13.000	5	287,750.00	0.86
13.001 to 13.500	4	261,393.50	0.78
13.501 to 14.000	7	310,775.00	0.93
14.001 to 14.500	3	120,794.86	0.36
Total	312	$33,361,622.21	100.00%

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
Maximum Mortgage Rate (%)	Mortgage Loans	Outstanding	Principal Balance
13.001 to 13.500	1	$98,000.00	0.29%
13.501 to 14.000	2	169,600.00	0.51
14.001 to 14.500	4	498,800.00	1.50
14.501 to 15.000	11	1,851,050.00	5.55
15.001 to 15.500	20	2,966,022.49	8.89
15.501 to 16.000	53	5,943,445.41	17.82
16.001 to 16.500	46	4,872,314.33	14.60
16.501 to 17.000	51	6,258,599.75	18.76
17.001 to 17.500	36	3,765,635.20	11.29
17.501 to 18.000	22	2,273,395.56	6.81
18.001 to 18.500	19	1,664,238.80	4.99
18.501 to 19.000	20	1,535,732.31	4.60
19.001 to 19.500	8	484,075.00	1.45
19.501 to 20.000	5	287,750.00	0.86
20.001 to 20.500	4	261,393.50	0.78
20.501 to 21.000	7	310,775.00	0.93
21.001 to 21.500	3	120,794.86	0.36
Total	312	$33,361,622.21	100.00%

GREENWICH	CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets,

Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

ADJUSTABLE RATE INITIAL MORTGAGE LOANS

As of the Statistical Calculation Date

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
Initial Rate Cap (%)	Mortgage Loans	Outstanding	Principal Balance
3.000	312	$33,361,622.21	100.00%
Total	312	$33,361,622.21	100.00%

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
Periodic Rate Cap (%)	Mortgage Loans	Outstanding	Principal Balance
1.000	312	$33,361,622.21	100.00%
Total	312	$33,361,622.21	100.00%

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
Gross Margin (%)	Mortgage Loans	Outstanding	Principal Balance
4.501 to 5.000	2	$168,000.00	0.50%
5.001 to 5.500	2	204,600.00	0.61
5.501 to 6.000	7	1,062,300.00	3.18
6.001 to 6.500	13	1,780,300.00	5.34
6.501 to 7.000	28	3,948,519.86	11.84
7.001 to 7.500	54	5,832,440.71	17.48
7.501 to 8.000	52	6,507,126.85	19.50
8.001 to 8.500	43	4,949,944.56	14.84
8.501 to 9.000	36	3,249,100.76	9.74
9.001 to 9.500	19	2,060,623.80	6.18
9.501 to 10.000	27	1,986,777.31	5.96
10.001 to 10.500	12	771,175.00	2.31
10.501 to 11.000	4	184,150.00	0.55
11.001 to 11.500	4	257,993.50	0.77
11.501 to 12.000	8	371,594.86	1.11
12.001 to 12.500	1	26,975.00	0.08
Total	312	$33,361,622.21	100.00%

	Number of	Adjustable Rate	Percent of Aggregate
	Adjustable Rate	Principal Balance	Adjustable Rate
Months to Next Adjustment Date	Mortgage Loans	Outstanding	Principal Balance
19 to 24	33	$4,705,850.97	14.11%
31 to 36	279	28,655,771.24	85.89
Total	312	$33,361,622.21	100.00%

GREENWICH	CAPITAL

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication.  If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

BOND SUMMARY

to Call

Class A
Fixed Prepay Speed (PPC-F)	0%	50%	85%	115%	150%	175%	200%
ARM Prepay Speed (PPC-A)	0%	50%	75%	100%	150%	175%	200%
Average Life (years)	17.31	5.82	3.94	3.07	2.32	1.97	1.67
Modified Duration (years)*	13.61	5.19	3.64	2.88	2.21	1.88	1.61
First Principal Payment	10/25/02	10/25/02	10/25/02	10/25/02	10/25/02	10/25/02	10/25/02
Last Principal Payment	4/25/31	4/25/18	2/25/13	8/25/10	8/25/08	9/25/07	1/25/07
Principal Window (months)	343	187	125	95	71	60	52

Class M-1
Fixed Prepay Speed (PPC-F)	0%	50%	85%	115%	150%	175%	200%
ARM Prepay Speed (PPC-A)	0%	50%	75%	100%	150%	175%	200%
Average Life (years)	25.75	10.58	7.04	5.39	4.33	4.11	4.17
Modified Duration (years)*	18.17	8.94	6.26	4.91	4.02	3.83	3.89
First Principal Payment	4/25/23	3/25/08	5/25/06	10/25/05	1/25/06	3/25/06	6/25/06
Last Principal Payment	4/25/31	4/25/18	2/25/13	8/25/10	8/25/08	9/25/07	1/25/07
Principal Window (months)	97	122	82	59	32	19	8

Class M-2
Fixed Prepay Speed (PPC-F)	0%	50%	85%	115%	150%	175%	200%
ARM Prepay Speed (PPC-A)	0%	50%	75%	100%	150%	175%	200%
Average Life (years)	25.75	10.58	7.04	5.39	4.23	3.87	3.70
Modified Duration (years)*	16.72	8.57	6.08	4.79	3.86	3.56	3.42
First Principal Payment	4/25/23	3/25/08	5/25/06	10/25/05	11/25/05	12/25/05	12/25/05
Last Principal Payment	4/25/31	4/25/18	2/25/13	8/25/10	8/25/08	9/25/07	1/25/07
Principal Window (months)	97	122	82	59	34	22	14

Class B
Fixed Prepay Speed (PPC-F)	0%	50%	85%	115%	150%	175%	200%
ARM Prepay Speed (PPC-A)	0%	50%	75%	100%	150%	175%	200%
Average Life (years)	25.70	10.44	6.95	5.31	4.13	3.72	3.47
Modified Duration (years)*	15.09	8.06	5.79	4.60	3.69	3.35	3.15
First Principal Payment	4/25/23	3/25/08	5/25/06	10/25/05	10/25/05	10/25/05	10/25/05
Last Principal Payment	4/25/31	4/25/18	2/25/13	8/25/10	8/25/08	9/25/07	1/25/07
Principal Window (months)	97	122	82	59	35	24	16

*Modified duration calculated assuming a price of 100.00%.

GREENWICH	CAPITAL

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication.  If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

BOND SUMMARY

to Maturity

Class A
Fixed Prepay Speed (PPC-F)	0%	50%	85%	115%	150%	175%	200%
ARM Prepay Speed (PPC-A)	0%	50%	75%	100%	150%	175%	200%
Average Life (years)	17.36	6.20	4.23	3.29	2.49	2.12	1.79
Modified Duration (years)*	13.63	5.44	3.86	3.06	2.35	2.01	1.72
First Principal Payment	10/25/02	10/25/02	10/25/02	10/25/02	10/25/02	10/25/02	10/25/02
Last Principal Payment	8/25/32	10/25/30	12/25/24	1/25/20	12/25/15	12/25/13	6/25/12
Principal Window (months)	359	337	267	208	159	135	117

Class M-1
Fixed Prepay Speed (PPC-F)	0%	50%	85%	115%	150%	175%	200%
ARM Prepay Speed (PPC-A)	0%	50%	75%	100%	150%	175%	200%
Average Life (years)	25.88	11.49	7.72	5.91	4.73	4.45	4.55
Modified Duration (years)*	18.23	9.49	6.74	5.30	4.34	4.12	4.21
First Principal Payment	4/25/23	3/25/08	5/25/06	10/25/05	1/25/06	3/25/06	6/25/06
Last Principal Payment	6/25/32	3/25/28	2/25/21	10/25/16	6/25/13	10/25/11	7/25/10
Principal Window (months)	111	241	178	133	90	68	50

Class M-2
Fixed Prepay Speed (PPC-F)	0%	50%	85%	115%	150%	175%	200%
ARM Prepay Speed (PPC-A)	0%	50%	75%	100%	150%	175%	200%
Average Life (years)	25.87	11.36	7.61	5.82	4.56	4.15	3.94
Modified Duration (years)*	16.77	9.00	6.45	5.11	4.12	3.79	3.62
First Principal Payment	4/25/23	3/25/08	5/25/06	10/25/05	11/25/05	12/25/05	12/25/05
Last Principal Payment	4/25/32	5/25/26	4/25/19	5/25/15	4/25/12	11/25/10	9/25/09
Principal Window (months)	109	219	156	116	78	60	46

Class B
Fixed Prepay Speed (PPC-F)	0%	50%	85%	115%	150%	175%	200%
ARM Prepay Speed (PPC-A)	0%	50%	75%	100%	150%	175%	200%
Average Life (years)	25.75	10.71	7.13	5.45	4.24	3.81	3.55
Modified Duration (years)*	15.10	8.20	5.91	4.70	3.77	3.43	3.22
First Principal Payment	4/25/23	3/25/08	5/25/06	10/25/05	10/25/05	10/25/05	10/25/05
Last Principal Payment	12/25/31	8/25/22	3/25/16	12/25/12	5/25/10	3/25/09	5/25/08
Principal Window (months)	105	174	119	87	56	42	32

*Modified duration calculated assuming a price of 100.00%.

GREENWICH	CAPITAL

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication.  If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

NET RATE CAP SCHEDULE

		Net Rate			Net Rate			Net Rate
Period	Date	Cap(1)	Period	Date	Cap(1)	Period	Date	Cap(1)
1	10/25/02	9.35%	33	06/25/05	8.45%	65	02/25/08	8.52%
2	11/25/02	8.45%	34	07/25/05	8.74%	66	03/25/08	9.11%
3	12/25/02	8.73%	35	08/25/05	8.45%	67	04/25/08	8.52%
4	01/25/03	8.45%	36	09/25/05	8.45%	68	05/25/08	8.80%
5	02/25/03	8.45%	37	10/25/05	8.79%	69	06/25/08	8.52%
6	03/25/03	9.35%	38	11/25/05	8.54%	70	07/25/08	8.80%
7	04/25/03	8.45%	39	12/25/05	8.82%	71	08/25/08	8.52%
8	05/25/03	8.73%	40	01/25/06	8.53%	72	09/25/08	8.52%
9	06/25/03	8.45%	41	02/25/06	8.53%	73	10/25/08	8.80%
10	07/25/03	8.73%	42	03/25/06	9.45%	74	11/25/08	8.52%
11	08/25/03	8.45%	43	04/25/06	8.53%	75	12/25/08	8.80%
12	09/25/03	8.45%	44	05/25/06	8.82%	76	01/25/09	8.52%
13	10/25/03	8.73%	45	06/25/06	8.53%	77	02/25/09	8.52%
14	11/25/03	8.44%	46	07/25/06	8.82%	78	03/25/09	9.43%
15	12/25/03	8.73%	47	08/25/06	8.53%	79	04/25/09	8.52%
16	01/25/04	8.44%	48	09/25/06	8.53%	80	05/25/09	8.80%
17	02/25/04	8.44%	49	10/25/06	8.81%	81	06/25/09	8.52%
18	03/25/04	9.03%	50	11/25/06	8.53%	82	07/25/09	8.80%
19	04/25/04	8.44%	51	12/25/06	8.81%	83	08/25/09	8.52%
20	05/25/04	8.73%	52	01/25/07	8.53%	84	09/25/09	8.52%
21	06/25/04	8.44%	53	02/25/07	8.53%	85	10/25/09	8.80%
22	07/25/04	8.73%	54	03/25/07	9.44%	86	11/25/09	8.51%
23	08/25/04	8.45%	55	04/25/07	8.53%	87	12/25/09	8.80%
24	09/25/04	8.45%	56	05/25/07	8.81%	88	01/25/10	8.51%
25	10/25/04	8.73%	57	06/25/07	8.53%	89	02/25/10	8.51%
26	11/25/04	8.45%	58	07/25/07	8.81%	90	03/25/10	9.43%
27	12/25/04	8.74%	59	08/25/07	8.52%	91	04/25/10	8.51%
28	01/25/05	8.45%	60	09/25/07	8.52%	92	05/25/10	8.80%
29	02/25/05	8.45%	61	10/25/07	8.81%	93	06/25/10	8.51%
30	03/25/05	9.36%	62	11/25/07	8.52%	94	07/25/10	8.80%
31	04/25/05	8.45%	63	12/25/07	8.81%	95	08/25/10	8.51%
32	05/25/05	8.74%	64	01/25/08	8.52%

(1) Assumes that Six Month LIBOR is constant at 1.830% and is run at the Pricing Prepayment Speed to call.

GREENWICH	CAPITAL

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication.  If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

EFFECTIVE NET RATE CAP SCHEDULE

		Net Rate			Net Rate			Net Rate
Period	Date	Cap(1,2)	Period	Date	Cap(1,2)	Period	Date	Cap(1,2)
1	10/25/02	17.75%	33	06/25/05	17.12%	65	02/25/08	19.31%
2	11/25/02	16.84%	34	07/25/05	17.44%	66	03/25/08	20.01%
3	12/25/02	17.12%	35	08/25/05	17.18%	67	04/25/08	19.37%
4	01/25/03	16.83%	36	09/25/05	17.21%	68	05/25/08	19.73%
5	02/25/03	16.83%	37	10/25/05	18.12%	69	06/25/08	19.41%
6	03/25/03	17.72%	38	11/25/05	17.98%	70	07/25/08	19.75%
7	04/25/03	16.81%	39	12/25/05	18.32%	71	08/25/08	19.43%
8	05/25/03	17.08%	40	01/25/06	18.03%	72	09/25/08	19.44%
9	06/25/03	16.78%	41	02/25/06	18.05%	73	10/25/08	19.78%
10	07/25/03	17.05%	42	03/25/06	19.08%	74	11/25/08	19.46%
11	08/25/03	16.75%	43	04/25/06	18.30%	75	12/25/08	19.80%
12	09/25/03	16.73%	44	05/25/06	18.70%	76	01/25/09	19.48%
13	10/25/03	16.99%	45	06/25/06	18.40%	77	02/25/09	19.49%
14	11/25/03	16.69%	46	07/25/06	18.74%	78	03/25/09	20.55%
15	12/25/03	16.96%	47	08/25/06	18.44%	79	04/25/09	19.51%
16	01/25/04	16.66%	48	09/25/06	18.46%	80	05/25/09	19.85%
17	02/25/04	16.65%	49	10/25/06	18.99%	81	06/25/09	19.53%
18	03/25/04	17.23%	50	11/25/06	18.74%	82	07/25/09	19.86%
19	04/25/04	16.64%	51	12/25/06	19.08%	83	08/25/09	19.55%
20	05/25/04	16.92%	52	01/25/07	18.77%	84	09/25/09	19.56%
21	06/25/04	16.64%	53	02/25/07	18.79%	85	10/25/09	19.89%
22	07/25/04	16.92%	54	03/25/07	19.84%	86	11/25/09	19.57%
23	08/25/04	16.65%	55	04/25/07	18.97%	87	12/25/09	19.91%
24	09/25/04	16.66%	56	05/25/07	19.35%	88	01/25/10	19.59%
25	10/25/04	17.09%	57	06/25/07	19.04%	89	02/25/10	19.60%
26	11/25/04	16.87%	58	07/25/07	19.38%	90	03/25/10	20.65%
27	12/25/04	17.18%	59	08/25/07	19.06%	91	04/25/10	19.62%
28	01/25/05	16.91%	60	09/25/07	19.08%	92	05/25/10	19.95%
29	02/25/05	16.94%	61	10/25/07	19.56%	93	06/25/10	19.64%
30	03/25/05	17.89%	62	11/25/07	19.28%	94	07/25/10	19.96%
31	04/25/05	17.04%	63	12/25/07	19.62%	95	08/25/10	19.65%
32	05/25/05	17.38%	64	01/25/08	19.30%

(1) Assumes that One Month LIBOR and Six Month LIBOR instantaneously increase to 20.00% and the Mortgage Loans are run at the Pricing Prepayment Speed to call.

(2) Includes proceeds from the Yield Maintenance Agreement.

GREENWICH	CAPITAL